Related Party Transactions	12 Months Ended
Dec. 31, 2018
Related Party Transactions [Abstract]
Related Party Transactions Disclosure
Related Party Transactions
The Company’s Co-Founder, Chairman and Chief Executive Officer, Mr. Emanuele Lauro, is a member of the Lolli-Ghetti family, which is the majority owner and controls the Scorpio group of companies (“Scorpio”), including SSM, which provides the Company with vessel technical management services, SCM, which provides the Company with vessel commercial management services, SSH, which provides the Company and other related entities with administrative services and services related to the acquisition of vessels and Scorpio UK Limited (“SUK”) which provides the Company with vessel chartering services. SSH also has a majority equity interest in a port agent that provides supply and logistical services for the Company’s vessels operating in its regions. In 2009, the Lolli-Ghetti family founded Scorpio Tankers Inc. (“Scorpio Tankers”) (NYSE: “STNG”), a large international shipping company engaged in seaborne transportation of refined petroleum products, of which Mr. Emanuele Lauro is currently the Chairman and Chief Executive Officer. The Company’s Co-Founder, President and Director, Mr. Robert Bugbee, is also the President and a Director of Scorpio Tankers and has a senior management position at Scorpio. The Company’s Vice President, Mr. Filippo Lauro is also the Vice President of Scorpio Tankers and has a senior management position at Scorpio.

In 2016, we agreed to amend our master agreement, or the Master Agreement, with SCM and SSM, and our administrative services agreement. or the Administrative Services Agreement, with SSH, under a deed of amendment, or the Deed of Amendment. Pursuant to the terms of the Deed of Amendment, on December 9, 2016, we entered into definitive documentation to memorialize the agreed amendments to the Master Agreement, or the Amended and Restated Master Agreement. The Amended and Restated Master Agreement and the Administrative Services Agreement as amended by the Deed of Amendment, or the Amended Administrative Services Agreement, were effective as from September 29, 2016.

In December 2017, we agreed to amend the Amended and Restated Master Agreement to amend and restate the technical management agreement thereunder subject to bank consents being obtained (where required), which were subsequently obtained. On February 22, 2018, we entered into definitive documentation to memorialize the agreed amendments to the Amended and Restated Master Agreement under a deed of amendment, or the Amendment Agreement. The Amended and Restated Master Agreement as amended by the Amendment Agreement, or the Revised Master Agreement is effective as from January 1, 2018.

Amended Administrative Services Agreement

The Company entered into the Amended Administrative Services Agreement with SSH for the provision of administrative staff, office space and accounting, legal compliance, financial and information technology services for which the Company reimburses SSH for the reasonable direct and indirect expenses incurred while providing such services. Such costs are classified as general and administrative expenses in the Consolidated Statement of Operations.
SSH also arranges vessel sales and purchases for the Company, for which it previously paid SSH a fee, payable in its common shares, for arranging vessel acquisitions, including newbuildings. The amount of common shares payable was determined by dividing $250,000 by the market value of the Company’s common shares based on the volume weighted average price of its common shares over the 30 trading day period immediately preceding the contract date of a definitive agreement to acquire any vessel. During the years ended December 31, 2017 and 2016, the Company issued 12,946 and 51,679, respectively, of its common shares to SSH.
In addition, SSH has agreed with the Company not to own any drybulk carriers greater than 30,000 dwt for so long as the Amended Administrative Services Agreement is in full force and effect. This agreement may be terminated by SSH upon 12 months’ notice or by the Company upon 24 months’ notice.
The services provided to the Company by SSH may be sub-contracted to other entities within Scorpio.
The Company issued 5,000,000 and 5,250,000 shares to SSH for $15.0 million and $16.0 million, respectively, as part of two separate public offerings occurring in March and June 2016.
Revised Master Agreement

The Company’s vessels are commercially managed by SCM and technically managed by SSM pursuant to the Revised Master Agreement, which may be terminated by either party upon 24 months notice, unless terminated earlier in accordance with the provisions of the Revised Master Agreement. In the event of a sale of any vessels, a notice period of three months and a payment equal to three months of management fees will apply, provided that the termination does not amount to a change of control, including a sale of substantially all vessels, in which case a payment equal to 24 months of management fees will apply. Additional vessels that the Company may acquire in the future are expected to be managed under the Revised Master Agreement or on substantially similar terms as the Revised Master Agreement.

SCM’s commercial management services include securing employment for the Company’s vessels in the spot market and on time charters. SCM also manages the Scorpio Pools (spot market-oriented vessel pools) including the Scorpio Ultramax Pool, the Scorpio Kamsarmax Pool and the currently inactive Scorpio Capesize Pool in which the Company’s owned, finance leased and time chartered-in vessels are employed and from which a significant portion of its revenue is generated. The Scorpio Ultramax Pool and the Scorpio Kamsarmax Pool participants, including the Company and third-party owners of similar vessels, pay SCM a pool management fee of $300 per vessel per day, plus a 1.75% commission on the gross revenues per charter fixture. The Company typically has balances due from these pools, consisting primarily of working capital, undistributed earnings and reimbursable costs. These receivables are either classified as current or non-current assets within the Consolidated Balance Sheet depending upon whether the associated vessel is expected to exit the pool within the next 12 months. The Company is also allocated general and administrative expenses from SCM. The Scorpio Kamsarmax Pool and the Scorpio Ultramax Pool were significant customers for the year ended December 31, 2018, accounting for 36% and 64% of the Company’s total vessel revenue, respectively. During the year ended December 31, 2017, the Scorpio Kamsarmax Pool and the Scorpio Ultramax Pool accounted for 42% and 58% of the Company’s total vessel revenue, respectively. During the year ended December 31, 2016, the Scorpio Kamsarmax Pool and the Scorpio Ultramax Pool accounted for 40% and 60% of the Company’s total vessel revenue (including commissions from SCM), respectively.
For the commercial management of any of the Company’s vessels that do not operate in one of these pools, it pays SCM a daily fee of $300 per vessel, plus a 1.75% commission on the gross revenues per charter fixture, which are classified as voyage expenses in the Consolidated Statement of Operations.
Prior to the amendment to the Master Agreement effective as from September 29, 2016, contracts for the construction of vessels that were sold or cancelled prior to the Company taking delivery of the vessels resulted in a termination fee of $0.5 million per vessel and the termination fee for a vessel which was under SCM management was two years of daily fees of $300, or $0.2 million per vessel plus 1.00% of the estimated revenue SCM would have generated for the vessel over the next two years. This fee was classified as a loss/write off of vessels and assets held for sale in the Consolidated Statement of Operations. Following the amendment to the Master Agreement on September 29, 2016, the fees due for a termination of the commercial management arrangements in the event of the sale of one or more vessels, provided it does not amount to a change of control of the Company, including a sale of substantially all vessels, was reduced to a three month notice period and payment equal to three months of management fees.
Effective January 1, 2018, pursuant to the Revised Master Agreement, the fixed annual technical management fee was reduced from $200,000 to $160,000, and certain services previously provided as part of the fixed fee are itemized. The aggregate cost, including the costs that are now itemized, for the services provided under the technical management agreement do not materially differ from the annual management fee charged prior to the amendment.
SSM’s technical management services include providing technical support, such as arranging the hiring of qualified officers and crew, supervising the maintenance and performance of vessels, purchasing supplies, spare parts and new equipment, arranging and supervising drydocking and repairs, and monitoring regulatory and classification society compliance and customer standards.
The Company pays SSM an annual fee of $160,000 plus charges for certain itemized services per vessel to provide technical management services for each of its owned or finance leased vessels, which is a component of vessel operating cost in the Consolidated Statement of Operations. In addition, representatives of SSM, including certain subcontractors, previously provided the Company with construction supervisory services while its vessels were being constructed in shipyards. For these services, SSM was compensated for its direct expenses, which varied between $0.2 million and $0.5 million per vessel.
Prior to the amendment to the Master Agreement effective as from September 29, 2016, contracts for the construction of vessels that were sold or canceled prior to the Company taking delivery of the vessels resulted in a termination fee of $0.5 million per vessel and the termination fee for a vessel which was under SSM management was two years of annual fees of $0.2 million per vessel, or $0.4 million per vessel. This fee was included in loss/write off of vessels and assets held for sale in the Consolidated Statement of Operations.
Following the amendment to the Master Agreement effective as from September 29, 2016, the fees due for a termination of the technical management arrangements in the event of the sale of any vessels, provided it does not amount to a change of control of the Company, including a sale of substantially all vessels, have been reduced to a notice period of three months and a payment equal to three months of management fees.
SUK allocates salaries of certain SUK employees to the Company for services performed for the Company.
The fees and rates charged as vessel operating costs by the related party port agent are based on the prevailing market rates for such services in each respective region.

In 2016, an Executive Officer of the Company acquired a minority interest, which in 2018 increased to a majority interest, in an insurance broker which arranges hull and machinery and war risk insurance for certain of our owned and finance leased vessels. This broker has arranged such policies for the Company since 2013 and the extent of the coverage and the manner in which the policies are priced did not change as a result of this transaction. In September 2018 the Executive Officer disposed of their interest in the insurance broker in its entirety to a third party not affiliated with the Company. The amounts recorded reflect the amortization of the policy premiums, which are paid directly to the broker, who then remits the premiums to the underwriters. Such payments, which are made in advance, are classified as prepaid expenses and other current assets on the Consolidated Balance Sheet until they are expensed at which point they are recorded as vessel operating expenses in the Consolidated Statement of Operations.

In October 2018, the Company invested $100.0 million in Scorpio Tankers for approximately 54.1 million, or 10.9% (as of October 12, 2018), of Scorpio Tankers’ issued and outstanding common shares. The investment was part of a larger $337.0 million equity raise through a public offering of common shares by Scorpio Tankers. Scorpio Tankers is a large international shipping company incorporated in the Republic of the Marshall Islands engaged in seaborne transportation of refined petroleum products. The Company and Scorpio Tankers have a number of common shareholders. They also share a number of directors and officers, including Mr. Emanuele Lauro who serves as the Chairman and Chief Executive Officer of both companies, Mr. Robert Bugbee, who serves as President and a Director of both companies, Mr. Cameron Mackey, who serves as Chief Operating Officer of both companies, and Mr. Filippo Lauro, who serves as the Vice President of both companies. There are no other significant transactions between the Company and Scorpio Tankers. As discussed in Note 1, Organization and Basis of Presentation, this investment is accounted for under the equity method.

Transactions with entities controlled by the Lolli-Ghetti family and with Scorpio Tankers (herein referred to as related party affiliates) in the Consolidated Statement of Operations and Consolidated Balance Sheet are summarized in the following tables (in thousands).

	For the Year Ended December 31,
	2018	2017	2016
Vessel revenue
Scorpio Kamsarmax Pool	$87,305	$67,825	$31,319
Scorpio Ultramax Pool	155,197	94,380	46,227
SCM	—	—	856
Total vessel revenue	$242,502	$162,205	$78,402
Voyage expense:
SCM	$—	$172	$319
Vessel operating cost:
SSM	$13,361	$9,379	7,191
Port agent	117	13	—
Insurance brokerage	1,721	—	—
Total vessel operating cost	$15,199	$9,392	$7,191
General and administrative expense:
SCM	$45	$108	$43
SSM	99	—	—
SSH	6,707	5,643	3,949
SUK	1,665	971	862
Total general and administrative expense	$8,516	$6,722	$4,854
Income (loss) from equity investment
Scorpio Tankers Inc.	$(7,178)	$—	$—
Write down on assets held for sale
SCM	$—	$147	$500
SSM	—	200	500
Total write down on assets held for sale	$—	$347	$1,000

At December 31, 2018 and December 31, 2017, we had the following balances with related parties, which have been included in the Consolidated Balance Sheet:

	December 31,
	2018	2017
Assets
Due from related parties-current:
Scorpio Kamsarmax Pool	$4,017	$3,977
Scorpio Ultramax Pool	3,321	2,578
Total due from related parties-current	$7,338	$6,555
Due from related parties non-current:
Scorpio Kamsarmax Pool	$4,806	$5,080
Scorpio Ultramax Pool	10,542	10,741
Total due from related parties non-current	$15,348	$15,821
Equity investment in Scorpio Tankers Inc.	$92,281	$—
Liabilities
Due to related parties-current :
SCM	$8	$—
SSM	116	69
SSH	357	297
Total due to related parties-current	$481	$366